Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

Note 20 – COMMITMENTS AND CONTINGENCIES

Commitments

On February 28, 2015, the Company entered into a lease agreement with to lease an office space for Jinmo located in No. 508, A Building, No. 33, Changjiang Road, Yantai Economic Technical Development Area, Yantai, Shandong Province. The lease started from March 1, 2015 with a term of three years. The annual rent of $1,605 (RMB 10,000) was waived by the government of Yantai Economic Technical Development Area, Yantai, Shandong Province, as an incentive of investment. With the disposal of Jinmo in December 2016, this was no longer an operating lease for the Company.

The Company leases facilities with expiration dates between June 2017 and December 2018. Rental expenses for the years ended December 31, 2017, 2016 and 2015 were $111,893, $83,945 and $63,326, respectively.

The Company has future minimum lease obligations as of December 31, 2017 as follows:

2018	$110,651
2019	-
2020	-
2021	-
2022	-
Thereafter	-
Total	$110,651

Litigation

In November 2017, Beijing Tiandiren Environ-Tech Company Limited brought a lawsuit against Jinzheng in Beijing Intellectual Property Court in Beijing, China, alleging that Jinzheng infringed their patent on manufacturing DTNF membrane. The plaintiff claimed total damages in the amount of approximately $153,695 (RMB 1,000,000). The Company is vigorously defending itself against the claim and has filed an application for invalidation to the patent review committee of the court and requested to adjourn the case. As of the filing date, the application for invalidation has been denied, and the trial date for this case has not been set. Management believes the liability to the Company that may arise as a result of the case is not probable and therefore no accruals have been made in the accompanying consolidated financial statements.